                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant                     [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:


[ ]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Rule 14a-12


                          MAINSTAY VP SERIES FUND, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]   No fee required.

      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1)    Title of each class of securities to which transaction applies: N/A

      2)    Aggregate number of securities to which transaction applies: N/A

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A

      4)    Proposed maximum aggregate value of transaction: N/A

      5)    Total fee paid: N/A

[ ]   Fee paid with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid: N/A

      2)    Form, Schedule or Registration Statement No.: N/A

      3)    Filing Party: N/A

      4)    Date Filed: N/A

                          MAINSTAY VP SERIES FUND, INC.

                         SPECIAL MEETING OF SHAREHOLDERS
                       OF THE MAINSTAY VP GROWTH PORTFOLIO
                          TO BE HELD DECEMBER 15, 2005


October 14, 2005


To Our Contract Owners:

Please take note that the SPECIAL MEETING OF SHAREHOLDERS ("Special Meeting") of the MAINSTAY VP GROWTH PORTFOLIO (the "Portfolio"), a series of MainStay VP Series Fund, Inc. (the "Fund"), will be held on December 15, 2005, beginning at 11:00 a.m. eastern time, at the offices of New York Life Investment Management LLC ("NYLIM"), 169 Lackawanna Avenue, Parsippany, New Jersey 07054. As the owner of a variable annuity contract or a variable life insurance contract (a "Contract") issued by New York Life Insurance and Annuity Corporation ("NYLIAC"), you have the right to instruct NYLIAC that issued your Contract how to vote certain shares of the Portfolio at the Special Meeting.

The Fund, a Maryland corporation, currently consists of 21 series. THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT RELATE SOLELY TO THE MAINSTAY VP GROWTH PORTFOLIO, as specified in the Proxy Statement.

At the Special Meeting, and as described in the Proxy Statement accompanying this letter, you will be asked to approve a new Sub-Advisory Agreement between NYLIM and Winslow Capital Management, Inc. with respect to the Portfolio.

After careful consideration, the Board of Directors of the Fund has approved the above-referenced proposal and recommends that shareholders vote "FOR" the proposal.


Your vote is very important to us regardless of the number of shares that are attributable to your Contract. Whether or not you plan to attend the Special Meeting in person, please read the proxy statement and cast your vote promptly. It is important that your vote be received by no later than the time of the Special Meeting on December 15, 2005. You will receive a proxy card. There are several ways to vote your shares, including mail, telephone and the Internet. Please refer to the proxy card for more information on how to vote. If we do not receive a response by one of these methods, you may receive a telephone call from our proxy solicitor, Computershare Fund Services, Inc., reminding you to vote. If you have any questions before you vote, please contact the Fund by calling toll-free 1-800-598-2019. We will get you the answers that you need promptly.


We appreciate your participation and prompt response in this matter and thank you for your continued support.

                                                Sincerely,

                                                Gary E. Wendlandt
                                                Chairman

Encl.

                          MAINSTAY VP SERIES FUND, INC.

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                       OF THE MAINSTAY VP GROWTH PORTFOLIO
                          TO BE HELD DECEMBER 15, 2005

To the Contract Owners of the MainStay VP Growth Portfolio:

On behalf of the Board of Directors (the "Board" or the "Directors") of MainStay VP Series Fund, Inc. (the "Fund"), you are cordially invited to attend a SPECIAL MEETING OF SHAREHOLDERS (the "Special Meeting") of the MAINSTAY VP GROWTH PORTFOLIO (the "Portfolio"). The Special Meeting will be held on December 15, 2005, at the offices of New York Life Investment Management LLC ("NYLIM"), 169 Lackawanna Avenue, Parsippany, New Jersey 07054, beginning at 11:00 a.m., eastern time.

At the Special Meeting, and as specified in greater detail in the Proxy Statement accompanying this Notice, shareholders will be asked to consider and approve the following proposal:

      To approve a new Sub-Advisory Agreement between NYLIM and Winslow Capital Management, Inc. ("Winslow") to appoint Winslow as the new sub-adviser to the Portfolio.

In addition, shareholders will be asked to consider and approve such other matters as may properly come before the Special Meeting.

Your attention is directed to the accompanying Proxy Statement for further information regarding the Special Meeting and the proposal above. You may vote at the Special Meeting if you are a contract owner of record of the Portfolio as of the close of business on October 7, 2005 ("Record Date"). If you attend the Special Meeting, you may vote the shares that are attributable to your contract in person. Even if you do not attend the Special Meeting, you may vote by proxy by mail, telephone or the Internet.

Your vote is very important to us. Whether or not you plan to attend the Special Meeting in person, please vote the enclosed proxy. If you have any questions, please contact the Fund for additional information by calling toll-free 1-800-598-2019.

By order of the Board of Directors,


Marguerite E. H. Morrison
Secretary
October 14, 2005


                                IMPORTANT NOTICE:
     PLEASE VOTE USING THE ENCLOSED PROXY AS SOON AS POSSIBLE. YOUR VOTE IS
       VERY IMPORTANT TO US NO MATTER HOW MANY SHARES ARE ATTRIBUTABLE TO YOUR CONTRACT. YOU CAN HELP AVOID THE ADDITIONAL EXPENSE OF FURTHER
              SOLICITATIONS BY PROMPTLY VOTING THE ENCLOSED PROXY.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and may help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

      1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the proxy card.

      2. JOINT ACCOUNTS: Both parties must sign: the names of the parties signing should conform exactly to a names shown in the registration on the proxy card.

      3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.

For example:

                  REGISTRATION                                       VALID
                  ------------                                       -----
CORPORATE ACCOUNTS
(1)  ABC Corp.......................................  ABC Corp. John.Doe, Treasurer
(2)  ABC Corp.......................................  John Doe
(3)  ABC Corp. c/o John Doe.........................  John Doe
(4)  ABC Corp. Profit Sharing Plan..................  John Doe

PARTNERSHIP ACCOUNTS
(1)  The XYZ Partnership............................  Jane B. Smith, Partner
(2)  Smith and Jones, Limited Partnership...........  Jane B. Smith, General Partner

TRUST ACCOUNTS
(1)  ABC Trust......................................  Jane B. Doe, Trustee
(2)  Jane B. Doe, Trustee u/t/d 12/28/78............  Jane B. Doe, Trustee u/t/d/ 12/28/78

CUSTODIAL OR ESTATE ACCOUNTS
(1)  John B. Smith, Cust
     f/b/o John B. Smith, Jr. UGMA/UTMA.............  John B. Smith,.Custodian f/b/o/ John B.
                                                      Smith Jr., UGMA/UTMA
(2)  Estate of John B. Smith........................  John B. Smith, Jr.,
                                                      Executor
                                                      Estate of John B. Smith

Please choose one of the following options to vote your shares:

      -     By mail, with the enclosed proxy card;

      - By touch-tone telephone, with a toll-free call to the telephone number that appears on your proxy card;

      - Through the Internet, by using the Internet address located on you proxy card and following the instructions on the site; or

      -     In person at the Special Meeting.

                          MAINSTAY VP SERIES FUND, INC.
                          MAINSTAY VP GROWTH PORTFOLIO

                                51 MADISON AVENUE
                            NEW YORK, NEW YORK 10010

                                 PROXY STATEMENT

                         SPECIAL MEETING OF SHAREHOLDERS
                       OF THE MAINSTAY VP GROWTH PORTFOLIO
                          TO BE HELD DECEMBER 15, 2005

INTRODUCTION

This Proxy Statement is being furnished to the shareholders of the MainStay VP Growth Portfolio (the "Portfolio"), a series of MainStay VP Series Fund, Inc. (the "Fund"), in connection with the solicitation of proxies relating solely to the Fund, by the Board of Directors of the Fund (the "Board" or the "Directors"), for a special meeting of shareholders of the Fund (the "Special Meeting") to be held at the offices of New York Life Investment Management LLC ("NYLIM"), 169 Lackawanna Avenue, Parsippany, New Jersey 07054, on December 15, 2004, beginning at 11:00 a.m. Eastern time. THE BOARD IS SOLICITING PROXIES FROM SHAREHOLDERS WITH RESPECT TO THE PROPOSAL SET FORTH IN THE ACCOMPANYING NOTICE (THE "PROPOSAL").

Only shareholders of record who owned shares of any class of the Portfolio at the close of business on October 7, 2005 (the "Record Date") are entitled to vote at the Special Meeting and at any adjournments or postponements thereof. Although New York Life Insurance and Annuity Corporation ("NYLIAC") is the record owner of the Portfolio's shares, as an owner of a of a variable annuity contract or a variable life insurance contract ("Contract") issued by NYLIAC ("Contract Owner"), you have the right to instruct NYLIAC how to vote the shares of the Portfolio that are attributable to your Contract at the Special Meeting. Each Contract Owner is entitled to give voting instructions with respect to his or her respective "portion" of shares of the Portfolio as of the Record Date.


The Board plans to distribute this Proxy Statement, the attached Notice of Special Meeting and the enclosed proxy card on or about October 24, 2005 to all shareholders of record of the Portfolio.


It is important for you to vote on the issues described in this Proxy Statement. We recommend that you read this Proxy Statement in its entirety as the explanations will help you to decide how to vote on the Proposal.

                                    PROPOSAL

               APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT BETWEEN
                   NEW YORK LIFE INVESTMENT MANAGEMENT LLC AND
                        WINSLOW CAPITAL MANAGEMENT, INC.

At a Board meeting held on June 15, 2005, the Directors of the Fund, including a majority of the Directors who are not interested persons of the Fund, NYLIM, the Portfolio's manager, or Winslow Capital Management, Inc. ("Winslow"), as defined in the Investment Company Act of 1940, as amended (the "1940 Act") (the "Independent Directors"), approved, on behalf of the Portfolio, an interim Sub-advisory Agreement between NYLIM and Winslow (the "Interim Sub-Advisory Agreement"), which is currently in effect, and the proposed Sub-Advisory Agreement between NYLIM and Winslow (the "New Sub-Advisory Agreement"), pursuant to which Winslow will manage the assets of the Portfolio on an ongoing basis.

WHY AM I RECEIVING THIS PROXY STATEMENT?

Mutual fund companies are required to obtain shareholder approval for certain types of changes affecting their funds. This Proxy Statement is being furnished to you in connection with the solicitation of votes by the Directors of the Fund with respect to the Portfolio.

You are receiving this Proxy Statement because you are the owner of a Contract, and some or all of your Contract value is invested in the Portfolio. Although NYLIAC is the record owner of the Portfolio's shares, as a Contract Owner, you have the right to instruct NYLIAC how to vote the shares of the Portfolio that are attributable to your Contract.

WHAT ARE SHAREHOLDERS BEING ASKED TO APPROVE?

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE NEW SUB-ADVISORY AGREEMENT, WHICH PROVIDES THAT WINSLOW WILL SERVE AS THE NEW SUB-ADVISER TO THE PORTFOLIO AND WILL MANAGE THE PORTFOLIO'S ASSETS ON AN ONGOING BASIS. As discussed in greater detail below, NYLIM has proposed that Winslow serve as sub-adviser to the Portfolio based, among other things, on the nature, quality and extent of the services Winslow will provide to the Portfolio. The Board believes it is in the best interests of the Portfolio and its shareholders to retain Winslow's services.

WHY IS THE NEW SUB-ADVISORY AGREEMENT NECESSARY?

Eagle Asset Management, Inc. ("Eagle") had served as the sub-adviser to the Portfolio pursuant to a Sub-Advisory Agreement dated April 1, 1998, as amended, between NYLIM, on behalf of the Portfolio, and Eagle ("Former Sub-Advisory Agreement"). At a meeting held on June 15, 2005, the Board approved NYLIM's recommendation to replace Eagle and terminated the Former Sub-Advisory Agreement, effective upon at least sixty (60) days' written notice to Eagle. Accordingly, the Board approved the New Sub-Advisory Agreement between NYLIM and Winslow to appoint Winslow as the new sub-adviser to the Portfolio.

To ensure the uninterrupted receipt by the Portfolio of sub-advisory services during the period between the termination of Eagle (which occurred on or about August 15, 2005) (the "Eagle Termination Date") and the Special Meeting, the Board of Directors also approved an interim sub-advisory agreement between NYLIM and Winslow (the "Interim Sub-Advisory Agreement") pursuant to Rule 15a-4 under the 1940 Act, which became effective as of the Eagle Termination Date and will remain in effect for 150 days or until Contract Owners approve the New Sub-Advisory Agreement. Rule 15a-4 permitted Winslow to provide sub-advisory services to the Portfolio under the Interim Sub-Advisory Agreement without shareholder approval, subject to certain conditions, including the following:

            - Winslow's compensation during the interim period is no greater than that paid under the Former Sub-Advisory Agreement; and

            - the Board, including the Independent Directors, approved the Interim Sub-Advisory Agreement.

During the term of the Interim Sub-Advisory Agreement, for the services provided, NYLIM has agreed to pay to Winslow a fee, payable monthly, based on the average daily net assets of the Portfolio as follows: 0.40% of the average daily net asset value of all Winslow-serviced assets in all investment companies managed by NYLIM, including the Portfolio, up to $250 million; 0.35% of the average daily net asset value of all Winslow-serviced assets in all investment companies managed by NYLIM, including the Portfolio, from $250 million to $500 million; 0.30% of the average daily net asset value of all Winslow-serviced assets in all investment companies managed by NYLIM, including the Portfolio, from $500 million to $750 million; 0.25% of the average daily net asset value of all Winslow-serviced assets in all investment companies managed by NYLIM, including the Portfolio, from $750 million to $1 billion; and .20% of the average daily net asset value of all Winslow-serviced assets in all investment companies managed by NYLIM, including the Portfolio, in excess of $1 billion. NYLIM will bear the sole responsibility for the payment of the sub-advisory fee to Winslow.

WHAT DID THE BOARD CONSIDER IN APPROVING THE NEW SUB-ADVISORY AGREEMENT?

At a meeting held on June 15, 2005, the Board considered the approval of the New Sub-Advisory Agreement with respect to the Portfolio. In reaching its decision to approve the New Sub-Advisory Agreement, the Independent Directors, who were advised by independent legal counsel, and the Board as a whole considered the following factors and reached the conclusions described below.

The Board considered NYLIM's explanation of its rationale for proposing that Winslow replace Eagle as sub-adviser to the Portfolio. The Board noted that the performance for the Portfolio had been sub-par in recent years under Eagle's management. The Board also took into consideration information provided by NYLIM on Winslow's performance in managing the FMI Winslow Growth Fund - whose investment objective was similar to that of the Portfolio - noting that it compared favorably to the peer funds. In addition, the Board considered that the new sub-advisory relationship would provide an opportunity for the Portfolio to continue to be managed in a manner consistent with its existing investment style. The Board further considered the experience level and tenure of the Winslow portfolio management team. The Board concluded that these factors supported NYLIM's recommendation that Winslow serve as the Portfolio's new sub-adviser.

The Board also considered the proposed sub-advisory fee rate payable by NYLIM to Winslow under the New Sub-Advisory Agreement. The Board noted that the sub-advisory fee arrangement between NYLIM and Winslow included breakpoints based on the aggregation of assets of all NYLIM-managed investment companies sub-advised by Winslow. The Board considered that, due to this aggregation feature and the asset levels of the other NYLIM-managed investment companies sub-advised by Winslow, the Winslow sub-advisory fee with respect to the Portfolio already would be subject to a breakpoint discount. The Board considered that NYLIM proposed to share equally any benefits it achieves from the aggregate breakpoints in the Winslow sub-advisory fee schedule with the Portfolio by waiving a portion of its management fees. The Board also compared Winslow's proposed sub-advisory fee rate with the sub-advisory fee rates applicable to other similar funds in the NYLIM Fund Complex. Based on these considerations, the Board concluded that Winslow's proposed sub-advisory fee rates under the New Sub-Advisory Agreement were reasonable in comparison to other sub-advisory fee rates.

The Board received and considered information regarding the nature and extent of services provided to the Portfolio by Eagle under the Former Sub-Advisory Agreement and those that would be provided to the Portfolio by Winslow under the New Sub-Advisory Agreement, noting that the nature and extent of services under the Former Sub-Advisory Agreement and the New Sub-Advisory Agreement were substantially similar. The Board also requested and considered information regarding the nature and extent of services provided by Winslow to another mutual fund managed by NYLIM under an existing sub-advisory agreement, and NYLIM's representation that those services would be provided to the Portfolio by Winslow under the New Sub-Advisory Agreement. The Board concluded that the Portfolio was likely to benefit from the nature and extent of services to be provided to the Portfolio by Winslow under the New Sub-Advisory Agreement.

With respect to the quality of services to be provided under the New Sub-Advisory Agreement, the Board considered, among other things, the background and experience of Winslow's senior management and the expertise of, and amount of attention expected to be given to the Portfolio by, investment analysts and both junior and senior investment personnel of Winslow. The Board noted that Winslow manages approximately $800 million in total assets under management, of which approximately $200 million is institutional large cap growth assets. The Board also reviewed the qualifications, background and responsibilities of the team members primarily responsible for day-to-day portfolio management services for the Portfolio. The Board concluded that it was satisfied with the quality of the investment sub-advisory services anticipated to be provided to the Portfolio by Winslow, and that there was a reasonable basis on which to conclude that the quality of investment sub-advisory services to be provided by Winslow under the New Sub-Advisory Agreement should equal or exceed the quality of investment sub-advisory services provided by Eagle under the Former Sub-Advisory Agreement.

The Board received and considered information about the Portfolio's historical performance and noted that the Portfolio's performance, over the one- and three-year periods, trailed its peer group average. In addition, the Board received and considered information about the performance of the MainStay Large Cap Growth Fund (formerly the FMI Winslow Growth Fund). The Board noted that, for the three- and five-year periods ending March 31, 2005, the

MainStay Large Cap Growth Fund and its predecessor outperformed both the Portfolio and the Russell 1000 Growth Index and ranked in the top quartile of the Lipper variable product large cap growth category. While aware that past performance is not necessarily indicative of future results, the Board concluded that the historical performance of the registered investment companies and institutional accounts advised by Winslow compared favorably in relation to similar portfolios, and that it was reasonable to believe that Winslow would provide satisfactory performance in the future.

Because the engagement of Winslow is new, there is no historical profitability with regard to its arrangements with the Portfolio. The Board considered that any projection of profitability would be uncertain, given that such a projection would depend on many assumptions which are, by their nature, speculative. Accordingly, the Board did not consider Winslow's anticipated profitability in determining whether to approve the New Sub-Advisory Agreement.

The Board received and considered information about the potential of both NYLIM and Winslow to experience economies of scale as the Portfolio grows in size. The Board noted that NYLIM's advisory fee rate and Winslow's proposed sub-advisory fee rate contain breakpoints and, accordingly, each reflects the potential to share economies of scale. Even though the asset levels at which breakpoints were provided in the sub-advisory fee rate did not directly correspond to the asset levels at which breakpoints were provided in the advisory fee rate, the Board concluded that the breakpoint structure and levels established the potential for the sharing of economies of scale among NYLIM, Winslow and the Portfolio as the Portfolio grows.

The Board considered potential "fall-out" or ancillary benefits anticipated to be received by Winslow as a result of Winslow's relationship with the Portfolio. Such benefits are expected to include benefits attributable to the Portfolio's relationship with Winslow (such as soft-dollar credits, which are credits obtained with portfolio brokerage commissions that are used to purchase research products and services from brokers) and benefits potentially derived from an increase in Winslow's business as a result of Winslow's relationship with the Portfolio (such as the ability to market to other prospective clients). The Board concluded that the ancillary benefits that Winslow could be expected to receive with regard to providing investment advisory and other services to the Portfolio, such as those noted above, were not unreasonable.

Considering all of these factors, the Board approved the selection of Winslow as sub-adviser and concluded that the sub-advisory fees to be paid to Winslow were reasonable.

WHAT ARE THE TERMS OF THE NEW SUB-ADVISORY AGREEMENT?

The material terms of the New Sub-Advisory Agreement are substantially similar to the Former Sub-Advisory Agreement, except for: (i) sub-advisory fees; (ii) the effective and termination dates; (iii) the identity of the Portfolio's sub-adviser; and (iv) certain other nonmaterial changes. The form of the New Sub-Advisory Agreement is included as Exhibit A to this Proxy Statement and the description of terms in this section is qualified in its entirety by reference to Exhibit A.

There will be no change in the duties of NYLIM as a result of approval of the New Sub-Advisory Agreement. Pursuant to the New Sub-Advisory Agreement, Winslow will serve as the sub-adviser to the Portfolio and will manage the Portfolio, select its investments and place all orders for purchases and sales of securities, subject to the general supervision of the Board and

NYLIM and in accordance with the Portfolio's investment objectives, policies and restrictions. More specifically, Winslow will perform the following services:

      provide a continuous investment program for the Portfolio, subject to the supervision of the Board and NYLIM, and in accordance with the Portfolio's investment objectives, policies, and restrictions;

      provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of the Portfolio's assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Portfolio, when these transactions should be executed, and what portion of the assets of the Portfolio should be held in the various securities and other investments in which it may invest;

      maintain all books and records with respect to the Portfolio's securities transactions required to be maintained by it under the 1940 Act and the rules thereunder;

      deliver to NYLIM and the Directors such periodic and special reports as NYLIM or the Directors may reasonably request;

      monitor, on a daily basis, the determination by the portfolio accounting agent for the Portfolio of the valuation of portfolio securities; and

      provide the Portfolio's custodian, on each business day, with information relating to the execution of all portfolio transactions pursuant to standing instructions.

In consideration for its services, Winslow will be entitled to receive an annual fee based on the average daily net assets of the Portfolio as follows: 0.40% of the average daily net asset value of all Winslow-serviced assets in all investment companies managed by NYLIM, including the Portfolio, up to $250 million; 0.35% of the average daily net asset value of all Winslow-serviced assets in all investment companies managed by NYLIM, including the Portfolio, from $250 million to $500 million; 0.30% of the average daily net asset value of all Winslow-serviced assets in all investment companies managed by NYLIM, including the Portfolio, from $500 million to $750 million; 0.25% of the average daily net asset value of all Winslow-serviced assets in all investment companies managed by NYLIM, including the Portfolio, from $750 million to $1 billion; and ..20% of the average daily net asset value of all Winslow-serviced assets in all investment companies managed by NYLIM, including the Portfolio, in excess of $1 billion.


Under the Former Sub-Advisory Agreement, Eagle received an annual fee based on the average daily net assets of the Portfolio of 0.40% on assets up to $200 million and 0.30% on assets above $200 million. Eagle received $604,461 in sub-advisory fees for the fiscal year ended December 31, 2004. If the New Sub-Advisory Agreement were in effect during the previous fiscal year ended December 31, 2004, Winslow's sub-advisory fees would have been identical to those of Eagle because Winslow did not sub-advise any other NYLIM-managed investment companies. As a result, a breakpoint in the Winslow sub-advisory fee schedule would not have been achieved.

Since the end of the last fiscal year, however, Winslow has come to manage more than $250 million in net assets of NYLIM-managed investment companies. This means that, due to the breakpoint at $250 million in Winslow's fee schedule, Winslow currently would receive less in sub-advisory fees than Eagle would have, all other factors being equal. NYLIM, recognizing that its fee schedule does not include a corresponding breakpoint (meaning that the Portfolio at current net asset levels would not benefit from the breakpoint in Winslow's fee, absent a fee waiver on NYLIM's part), has committed to the Board of Directors of the Fund to share equally any reduction in the sub-advisory fee to the extent that the net management fee to NYLIM exceeds 0.10%.

For example, for the month of June 2005, the Portfolio paid NYLIM a management fee of 0.50% of the Portfolio's average daily net assets and NYLIM paid Eagle a sub-advisory fee of 0.40% of the Portfolio's average daily net assets. Due to the aggregation feature of the New Sub-Advisory Agreement, if Winslow had been the investment sub-adviser of the Portfolio, the Portfolio would have achieved a breakpoint in the Winslow sub-advisory fee schedule. As a result, NYLIM would have paid Winslow a sub-advisory fee of 0.38% of the Portfolio's average daily net assets compared to 0.40% paid to Eagle. Since the net management fee to NYLIM would have exceeded 0.10%, NYLIM would have retained an additional 0.01% in net management fees and would have waived 0.01% of its management fee charged to the Portfolio.


If approved by shareholders, the New Sub-Advisory Agreement will become effective on or about December 15, 2005 and, unless sooner terminated, will continue for an initial term ending in two years. Thereafter, the New Sub-Advisory Agreement will continue for successive one-year terms, provided that such continuation is specifically approved at least annually by a vote of a majority of the Directors, or by the vote of a majority of the outstanding shares of the Portfolio, and, in either case, by a majority of the Independent Directors, by vote cast in person at a meeting called for such purpose. The New Sub-Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act) or the assignment or termination of the Investment Advisory Agreement, which is discussed below.

The New Sub-Advisory Agreement provides that Winslow will not be liable to NYLIM, the Fund or any shareholder of the Fund for any act or omission in the course of, or connected with, its services under the New Sub-Advisory Agreement or for any losses that may be sustained in the purchase, holding or sale of any security, except a loss resulting from willful misfeasance, bad faith, or gross negligence, by Winslow in the performance of its duties under the New Sub-Advisory Agreement, or reckless disregard of its obligations or duties under the New Sub-Advisory Agreement.

HOW CAN YOU VOTE YOUR SHARES?

Please choose one of the following options to vote your shares:

      -     By mail, with the enclosed proxy card;

      - By touch-tone telephone, with a toll-free call to the telephone number that appears on your proxy card;

      - Through the Internet, by using the Internet address located on you proxy card and following the instructions on the site; or

      -     In person at the Special Meeting.

                      CURRENT INVESTMENT ADVISORY AGREEMENT

Pursuant to an Investment Advisory Agreement dated May 15, 2001, as amended, between the Portfolio and NYLIM (the "Investment Advisory Agreement"), NYLIM serves as investment manager to the Portfolio. NYLIM and its predecessor have managed the Portfolio since its inception. NYLIM is located at 169 Lackawanna Avenue, Parsippany, New Jersey 07054. NYLIM commenced operations in April 2000, and is an independently-managed, wholly-owned indirect subsidiary of New York Life Insurance Company, 51 Madison Avenue, New York, New York 10010. As of August 31, 2005, NYLIM and its affiliates managed over $196 billion in assets.


In conformity with the stated policies of the Fund and pursuant to the Investment Advisory Agreement, NYLIM administers the Portfolio's business affairs and manages the investment operations of the Portfolio and the composition of the Portfolio's portfolio, subject to the supervision of the Board. NYLIM provides offices, conducts clerical, recordkeeping, and bookkeeping services, and maintains most of the financial and accounting records required for the Portfolio.


The Investment Advisory Agreement was last approved by shareholders on April 1, 1998 and most recently renewed by the Board at a meeting held on December 2-3, 2004. It will continue in effect from year to year only if such continuance is approved at least annually by the Board or by vote of a majority of the outstanding shares of the Portfolio (as defined in the 1940 Act) and, in either case, by a majority of the Independent Directors, by vote cast in person at a meeting called for such purpose. The Investment Advisory Agreement may be terminated as to the Portfolio at any time on 60 days' written notice without penalty by the Directors, by vote of a majority of the outstanding shares of the Portfolio, or by NYLIM. The Investment Advisory Agreement also terminates automatically in the event of an assignment (as defined in the 1940 Act).


Under the Investment Advisory Agreement, NYLIM may make the day-to-day investment decisions for the Portfolio or delegate any or all of its duties and responsibilities to one or more sub-advisers, at its own expense. Regardless of whether it employs a sub-adviser, NYLIM continuously reviews, supervises and administers the Portfolio's investment program.

The Investment Advisory Agreement provides that NYLIM shall not be liable to the Fund for any error of judgment by NYLIM or for any loss sustained by the Portfolio in connection with the matters to which the Investment Advisory Agreement relates, except a loss resulting from NYLIM's willful misfeasance, bad faith or gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the Management Agreement. As consideration for its services, NYLIM receives an annual fee, based on the Portfolio's average daily net assets, of 0.50% on assets up to $200 million and 0.40% on all assets above $200 million. For the fiscal year ended December 31, 2004, the Portfolio paid investment advisory fees to NYLIM equal to $755,577 (this figure includes the sub-advisory fee).

                            INFORMATION ABOUT WINSLOW

NYLIM has proposed that Winslow, 4720 IDS Tower, 80 South Eighth Street, Minneapolis, Minnesota, serve as the sub-adviser to the Portfolio. Under the supervision of NYLIM, Winslow is responsible for making the specific decisions about buying, selling and holding securities; selecting and negotiating with brokers and brokerage firms; and maintaining accurate records for the Portfolio. For these services, Winslow is and would be paid a monthly fee by NYLIM, not the Portfolio.

Winslow has been an investment adviser since 1992, and as of September 30, 2005 managed approximately $700 million in assets. The investment team of Winslow is jointly and primarily responsible for the day-to-day management of the Portfolio. Winslow is controlled by Clark J. Winslow. Justin Kelly and Bart Wear, the other members of the portfolio management team, own substantial interests in the firm.

Exhibit B to this Proxy Statement sets forth the directors and principal executive officer(s) of Winslow. It also contains certain information with respect to the other registered investment companies advised by Winslow that have investment objectives similar to the Portfolio.

No Directors or officers of the Fund are employees, officers, directors or shareholders of Winslow.

                 BROKERAGE COMMISSIONS ON PORTFOLIO TRANSACTIONS

In effecting purchases and sales of portfolio securities for the account of the Portfolio, Winslow seeks the best execution of the Portfolio's orders. In the course of achieving best execution, Winslow may place such orders with brokers and dealers who provide market, statistical and other research information to it. Winslow is authorized, under certain circumstances, when placing portfolio transactions for equity securities to pay a brokerage commission (to the extent applicable) in excess of that which another broker might charge for executing the same transaction on account of the receipt of market, statistical and other research information.

NYLIFE Securities Inc., an affiliate of NYLIM, may act as broker for the Portfolio. NYLIFE Securities is a wholly-owned subsidiary of NYLIFE LLC, which is a wholly-owned subsidiary of NYLIAC, the indirect parent of NYLIM. NYLIFE Securities is therefore an "Affiliated Broker" as that term is defined in
Schedule 14A under the Securities Exchange Act of 1934, as amended. There were no brokerage commissions paid by the Portfolio to the Affiliated Broker or any other affiliated broker for the most recently completed fiscal year.

                              BOARD RECOMMENDATION

           THE DIRECTORS RECOMMEND THAT SHAREHOLDERS OF THE PORTFOLIO VOTE "FOR" THE APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT.

                               VOTING INFORMATION

VOTING OF PROXIES. If you attend the Special Meeting you may vote in person. If you do not plan to attend the Special Meeting, please cast your vote by completing, signing, and returning the enclosed proxy card by mail in the envelope provided. You may also vote your shares through telephone touch-tone voting or Internet voting. These options require you to input a control number, which is located on each proxy card. Subsequent to inputting these numbers, you will be prompted to provide your vote on the proposal. You will have an opportunity to review your vote and make any necessary changes before submitting your vote and terminating your telephone call or Internet connection.

Timely and properly completed and submitted proxies will be voted as instructed by Contract Owners. A Contract Owner who executes and returns a proxy may revoke the proxy at any time prior to the date the proxy is to be exercised by (i) delivering to the Fund written notice of the revocation, (ii) delivering to the Fund a proxy with a later date, or (iii) voting in person at the Special Meeting.

In the event a Contract Owner signs and returns the proxy but does not indicate his or her vote as to the Proposal, such proxy will be voted FOR the Proposal.

VOTES NECESSARY TO APPROVE THE PROPOSAL. Approval of the Proposal requires an affirmative vote of a majority of the outstanding shares of the Portfolio. The 1940 Act defines the term "majority of the outstanding shares" to mean the lesser of: (i) 67% or more of the shares of the Portfolio present at the Special Meeting if the holders of more than 50% of the outstanding shares of the Portfolio are present; or (ii) more than 50% of the outstanding shares of the Portfolio. NYLIAC, as the holder of record of all shares of the Portfolio, is required to "pass through" to its Contract Owners the right to vote shares of the Portfolio. The Fund expects that NYLIAC will vote 100% of the shares of the Portfolio held by its respective separate accounts. NYLIAC will vote shares of the Portfolio for which no instructions have been received in the same proportion as they vote shares for which they have received instructions. Abstentions will have the effect of a negative vote on the Proposal. Unmarked voting instructions from Contract Owners will be voted in favor of the Proposal. The Fund may adjourn the Meeting to the extent permitted by law, if necessary to permit NYLIAC to obtain additional voting instructions from Contract Owners.


All outstanding shares of the Portfolio are owned of record, in the aggregate, by VUL Separate Account I, LifeStages Flexible Variable Annuity Separate Account I, LifeStages Flexible Variable Annuity Separate Account II, LifeStages Flexible Variable Annuity Separate Account III, LifeStages Flexible Variable Annuity Separate Account IV and CSVUL Separate Account I. As of the Record Date, there were 11,529,626.546 shares of the Portfolio outstanding. Contract Owners, as of the Record Date, are entitled to one vote for each full share held and fractional votes for fractional shares held through their Contract. As of the Record Date, the chart below reflects the total number of shares outstanding, the number of shares of beneficial interest and their percentage of the total outstanding shares of the Portfolio owned by each shareholder.



                                                                      MAINSTAY VP GROWTH PORTFOLIO
                                                                      ----------------------------
                                                                      INITIAL CLASS
                                                                         SHARES               %
                                                                      -------------        -------
VUL Separate Account I ............................................   1,489,030.373        15.4

LifeStages Flexible Variable Annuity Separate Account I ...........     444,166.834         4.6

LifeStages Flexible Variable Annuity Separate Account II ..........     647,192.143         6.7

LifeStages Flexible Variable Annuity Separate Account III .........   7,071,239.738          73

CSVUL Separate Account I ..........................................      32,956.470         0.3

     Total Outstanding ............................................   9,684,585.558         100



                                                                      SERVICE CLASS
                                                                         SHARES               %
                                                                      -------------        -------
LifeStages Flexible Variable Annuity Separate Account III .........   1,596,652.153        86.5

LifeStages Flexible Variable Annuity Separate Account IV ..........     248,388.835        13.5

     Total Outstanding ............................................   1,845,040.988        100


ADJOURNMENTS. The persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law, to permit further solicitation of votes. The persons named as proxies will vote in favor of adjournment with respect to those proxies which have been voted in favor of the Proposal and will vote against any such adjournment with respect to those proxies which have been voted against the Proposal.

PAYMENT OF SOLICITATION EXPENSES. The cost of the Special Meeting, including costs of solicitation of proxies and voting instructions, will be borne by the Portfolio and are estimated to be between $35,000 and $50,000. Shareholders of the Portfolio may incur additional expenses as a result of this proxy solicitation. Proxies will be solicited via regular mail and also may be solicited via telephone by personnel of NYLIM, the Fund, their respective affiliates, or, in

NYLIM's discretion, a commercial firm retained for this purpose.

OTHER MATTERS TO COME BEFORE THE SPECIAL MEETING. The Portfolio does not know of any matters to be presented at the Special Meeting other than that described in this Proxy Statement. If any other matters come before the Special Meeting, including any proposal to adjourn the Special Meeting to permit the continued solicitation of proxies in favor of the Proposal, it is the Portfolio's intention that proxies not containing specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed proxy.

FUTURE SHAREHOLDER PROPOSALS. A Contract Owner may request inclusion in the Fund's proxy statement for shareholder meetings certain proposals for action which the Contract Owner intends to introduce at such meeting. Any Contract Owner proposals must be presented a reasonable time before the proxy materials for the next meeting are sent to Contract Owners. The submission of a proposal does not guarantee its inclusion in the proxy statement and is subject to limitations under the federal securities laws. The Fund is not required to hold regular meetings of shareholders, and in order to minimize its costs, does not intend to hold meetings of the shareholders unless so required by applicable law, regulation, regulatory policy, or unless otherwise deemed advisable by the Board or the Fund's management. Therefore, it is not practicable to specify a date by which proposals must be received in order to be incorporated in an upcoming proxy statement for a meeting of shareholders. Contract Owners wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send his or her written proposals to the Secretary of the Fund, 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

                                OTHER INFORMATION

DISTRIBUTOR. NYLIFE Distributors, Inc. located at 169 Lackawanna Avenue, Parsippany, New Jersey 07054, serves as the distributor (the "Distributor") of the Fund for the Service Class shares of the Portfolio pursuant to a Distribution and Service Agreement. The Distributor is a wholly-owned subsidiary of NYLIM. The Distributor is not obligated to sell any specific amount of the Service Class shares, and receives no compensation from the Fund or the Portfolio under the Distribution and Service Agreement.

ADMINISTRATOR. Under a Master Administration Agreement dated December 15, 1996, as amended, between the Fund and NYLIM, NYLIM provides administrative services and functions comprised of, but not limited to, certain recordkeeping, reporting and processing services for the Fund. As consideration for its services, NYLIM receives an annual fee of 0.20% of the Portfolio's average daily net assets. For the fiscal year ended December 31, 2004, the Portfolio paid administration fees to NYLIM equal to $302,231.

INDEPENDENT AUDITORS. PricewaterhouseCoopers LLP ("PWC"), 1177 Avenue of the Americas, New York, New York 10036, has been selected as independent auditors of the Fund. PWC is responsible for auditing the annual financial statements of the Portfolio. Representatives of PWC are not expected to be present at the Special Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

SHAREHOLDER REPORTS. The Fund will furnish, without charge, to any Contract Owner, upon request, a printed version of the Portfolio's most recent annual report (and the most recent semi-annual report succeeding the annual report). Such requests may be directed to the Fund by writing New York Life Insurance and Annuity Corporation, attn: Mainstay VP Series Fund, Inc. (MainStay VP Growth Portfolio), 51 Madison Avenue, Room 452, New York, New York 10010, or by calling toll-free 1-800-598-2019. The financial statements included in the Portfolio's most recent annual report (and the most recent semi-annual report succeeding the annual report) are incorporated by reference in this Proxy Statement.


BENEFICIAL SHARE OWNERSHIP OF DIRECTORS AND OFFICERS. As of October 7, 2005, the Directors and officers of the Fund, as a group, beneficially owned less than 1% of the outstanding shares of each class of the Portfolio.



BENEFICIAL SHARE OWNERSHIP OF SHAREHOLDERS. As of October 7, 2005, the shareholders identified below were known by the Portfolio to beneficially own 5% or more of the outstanding interest of a class of the Portfolio:



   TITLE OF      NAME AND ADDRESS*           AMOUNT OF        PERCENT OF
    CLASS      OF BENEFICIAL OWNER      BENEFICIAL OWNERSHIP     CLASS
-------------  -----------------------  --------------------  ----------
Initial Class  VUL Separate Account I   1,489,030.373         15.4%
-------------  -----------------------  --------------------  ----------
               LifeStages Flexible
               Variable Annuity
               Separate Account II        647,192.143          6.7%
-------------  -----------------------  --------------------  ----------
               LifeStages Flexible
               Variable Annuity
               Separate Account III     7,071,239.738           73%
-------------  -----------------------  --------------------  ----------
Service Class  LifeStages Flexible
               Variable Annuity
               Separate Account III     1,596,652.153         86.5%
-------------  -----------------------  --------------------  ----------
               LifeStages Flexible
               Variable Annuity
               Separate Account IV        248,388.835         13.5%
-------------  -----------------------  --------------------  ----------

* The address for each separate account is 169 Lackawanna Avenue, Parsippany, NJ 07054.

                                    EXHIBIT A

                         FORM OF SUB-ADVISORY AGREEMENT

                          MAINSTAY VP SERIES FUND, INC.

      SUB-ADVISORY AGREEMENT, made as of the [ ] day of [ ], 2005 (the "Agreement"), between New York Life Investment Management LLC, a Delaware limited liability company (the "Manager"), on behalf of MainStay VP Series Fund, Inc. (the "Fund"), and Winslow Capital Management, Inc., a Minnesota corporation (the "Subadviser").

      WHEREAS, the Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company; and

      WHEREAS, the Fund is authorized to issue separate series, each of which may offer a separate class of shares, each series having its own investment objective or objectives, policies, and limitations; and

      WHEREAS, the Fund currently offers shares in multiple series, may offer shares of additional series in the future, and intends to offer shares of additional series in the future; and

      WHEREAS, the Manager entered into a Management Agreement, dated 15th day of May, 2001, with the Fund, on behalf of each Series of the Fund, which may be amended from time to time (collectively the "Management Agreement"); and

      WHEREAS, under the Management Agreement, the Manager has agreed to provide certain investment advisory and related administrative services to the Fund; and

      WHEREAS, the Management Agreement permits the Manager to delegate certain of its investment advisory duties under the Management Agreement to one or more subadvisers; and

      WHEREAS, the Manager wishes to retain the Subadviser to furnish certain investment advisory services to one or more of the series of the Fund, and the Subadviser is willing to furnish such services;

      NOW, THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Fund, the Manager, and the Subadviser as follows:

      1. Appointment. The Manager hereby appoints Winslow Capital Management, Inc. to act as subadviser to the series designated on Schedule A of this Agreement (the "Series") for the periods and on the terms set forth in this Agreement. The Subadviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

In the event the Fund designates one or more series other than the Series with respect to which the Fund and the Manager wish to retain the Subadviser to render investment advisory services hereunder, they shall notify the Subadviser in writing. If the Subadviser is willing to render such services, it shall notify the Fund and Manager in writing, whereupon such series shall become a Series hereunder, and be subject to this Agreement.

      2. Portfolio Management Duties. Subject to the supervision of the Fund's Board of Directors and the Manager, the Subadviser will provide a continuous investment program for the Series' portfolio and determine the composition of the assets of the Series' portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the portfolio. The Subadviser will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of the Series' assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Series, when these transactions should be executed, and what portion of the assets of the Series should be held in the various securities and other investments in which it may invest, and the Subadviser is hereby authorized to execute and perform such services on behalf of the Series. The Subadviser will provide the services under this Agreement in accordance with the Series' investment objective or objectives, policies, and restrictions as stated in the Fund's Registration Statement filed with the Securities and Exchange Commission (the "Commission"), as amended, and all policies and procedures of the Fund, copies of which shall be sent to the Subadviser by the Manager. The Subadviser further agrees as follows:

            (a) The Subadviser will take all steps necessary to manage the Series so that it will qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

            (b) The Subadviser will conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, any applicable procedures adopted by the Fund's Board of Directors of which the Subadviser has received a copy, and the provisions of the Registration Statement of the Fund under the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act, as supplemented or amended, of which the Subadviser has received a copy.

            (c) On occasions when the Subadviser deems the purchase or sale of a security to be in the best interest of the Series as well as of other investment advisory clients of the Subadviser or any of its affiliates, the Subadviser may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Registration Statement. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in a manner that is fair and equitable in the judgment of the Subadviser in the exercise of its fiduciary obligations to the Fund and to such other clients, subject to review by the Manager and the Board of Directors.

            (d) In connection with the purchase and sale of securities for the Series, the Subadviser will arrange for the transmission to the custodian and portfolio accounting agent for the Series, on a daily basis, such confirmation, trade tickets, and other documents and information, including, but not limited to, CUSIP, SEDOL, or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform their administrative and recordkeeping responsibilities with respect to the Series. With respect to portfolio securities to be purchased or sold through the Depository Trust and Clearing Corporation, the Subadviser will arrange for the automatic transmission of the confirmation of such trades to the Fund's custodian and portfolio accounting agent.

            (e) The Subadviser will monitor on a daily basis the determination by the portfolio accounting agent for the Fund of the valuation of portfolio securities and other investments of the Series. The Subadviser will assist the custodian and portfolio accounting agent for the Fund in determining or confirming, consistent with the procedures and policies stated in the Registration Statement for the Fund, the value of any portfolio securities or other assets of the Series for which the custodian and portfolio accounting agent seek assistance from, or which they identify for review by, the Subadviser.

            (f) The Subadviser will make available to the Fund and the Manager, promptly upon request, all of the Series' investment records and ledgers maintained by the Subadviser (which shall not include the records and ledgers maintained by the custodian or portfolio accounting agent for the Fund) as are necessary to assist the Fund and the Manager to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940, as amended (the "Advisers Act"), as well as other applicable laws. The Subadviser will furnish to regulatory agencies having the requisite authority any information or reports in connection with such services that may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.

            (g) The Subadviser will provide reports to the Fund's Board of Directors, for consideration at meetings of the Board, on the investment program for the Series and the issuers and securities represented in the Series' portfolio, and will furnish the Fund's Board of Directors with respect to the Series such periodic and special reports as the Directors and the Manager may reasonably request.

            (h) In rendering the services required under this Agreement, the Subadviser may, from time to time, employ or associate with itself such person or persons as it believes necessary to assist it in carrying out its obligations under this Agreement. The Subadviser may not, however, retain as subadviser any company that would be an "investment adviser," as that term is defined in the 1940 Act, to the Series unless the contract with such company is approved by a majority of the Fund's Board of Directors and by a majority of Directors who are not parties to any agreement or contract with such company and who are not "interested persons," as defined in the 1940 Act, of the Fund, the Manager, or the Subadviser, or any such company that is retained as subadviser, and also is approved by the vote of a majority of the outstanding voting securities of the applicable Series of the Fund to the extent required by the 1940 Act. The Subadviser shall be responsible for making reasonable inquiries and for reasonably ensuring that any employee of the Subadviser, any subadviser that the Subadviser has employed or with which it has associated with respect to the Series, or any employee thereof has not, to the best of the Subadviser's knowledge, in any material connection with the handling of Fund assets:

                  (i) been convicted, in the last ten (10) years, of any felony or misdemeanor arising out of conduct involving embezzlement, fraudulent conversion, or misappropriation of funds or securities, involving violations of Sections 1341, 1342, or 1343 of Title 18, United States Code, or involving the purchase or sale of any security; or

                  (ii) been found by any state regulatory authority, within the last ten (10) years, to have violated or to have acknowledged violation of any provision of any state insurance law involving fraud, deceit, or knowing misrepresentation; or

                  (iii) been found by any federal or state regulatory authorities, within the last ten (10) years, to have violated or to have acknowledged violation of any provision of federal or state securities laws involving fraud, deceit, or knowing misrepresentation.

      3. Broker-Dealer Selection. The Subadviser is responsible for decisions to buy and sell securities and other investments for the Series' portfolio, for broker-dealer selection, and for negotiation of brokerage commission rates. The Subadviser's primary consideration in effecting a security transaction will be to obtain the best execution for the Series, taking into account the factors specified in the Prospectus and/or Statement of Additional Information for the Fund, which include the following: price (including the applicable brokerage commission or dollar spread); the size of the order; the nature of the market for the security; the timing of the transaction; the reputation, experience and financial stability of the broker-dealer involved; the quality of the service; the difficulty of execution, and the execution capabilities and operational facilities of the firm involved; and the firm's risk in positioning a block of securities. Accordingly, the price to the Series in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Subadviser in the exercise of its fiduciary obligations to the Fund, by other aspects of the portfolio execution services offered. Subject to such policies as the Board of Directors may determine, and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, the Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Series to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Subadviser or its affiliate determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Subadviser's or its affiliate's overall responsibilities with respect to the Series and to their other clients as to which they exercise investment discretion. To the extent consistent with these standards and with the Fund's Procedures for Securities Transactions with Affiliated Brokers pursuant to Rule 17e-1, the Subadviser is further authorized to allocate the orders placed by it on behalf of the Series to the Subadviser if it is registered as a broker-dealer with the Commission, to its affiliated broker-dealer, or to such brokers and dealers who also provide research or statistical material, or other services, to the Series, the Subadviser, or an affiliate of the Subadviser. Such allocation shall be in such amounts and proportions as the Subadviser shall determine consistent with the above standards, and the Subadviser will report on said allocation regularly to the Board of Directors of the Fund, indicating the broker-dealers to which such allocations have been made and the basis therefor.

      4. Disclosure about Subadviser. The Subadviser has reviewed the post-effective amendment to the Registration Statement for the Fund filed with the Commission that contains disclosure about the Subadviser, and represents and warrants that, with respect to the disclosure about the Subadviser or information relating, directly or indirectly, to the Subadviser, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein not misleading. The Subadviser agrees notify the Manager promptly of any material changes in such information and to perform such review upon request, in connection with updates to the Registration Statement. The Subadviser further represents and warrants that it is a duly registered investment adviser under the Advisers Act and a duly registered investment adviser in all states in which the Subadviser is required to be registered.

      5. Expenses. During the term of this Agreement, the Subadviser will pay all expenses incurred by it and its staff and for their activities in connection with its portfolio management duties under this Agreement. The Manager or the Fund shall be responsible for all the expenses of the Fund's operations, including, but not limited to:

            (a) the fees and expenses of Directors who are not interested persons of the Manager or of the Fund;

            (b) the fees and expenses of each Series which relate to (A) the custodial function and the recordkeeping connected therewith, (B) the maintenance of the required accounting records of the Series not being maintained by the Manager, (C) the pricing of the Series' Shares, including the cost of any pricing service or services that may be retained pursuant to the authorization of the Directors of the Fund, and (D) for both mail and wire orders, the cashiering function in connection with the issuance and redemption of the Series' Shares;

            (c) the fees and expenses of the Fund's transfer and dividend disbursing agent, that may be the custodian, which relate to the maintenance of each shareholder account;

            (d) the charges and expenses of legal counsel (including an allocable portion of the cost of maintaining an internal legal and compliance department) and independent accountants for the Fund;

            (e) brokers' commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions on behalf of the Series;

            (f) all taxes and business fees payable by the Fund or the Series to federal, state or other governmental agencies;

            (g) the fees of any trade association of which the Fund may be a member;

            (h)   the cost of share certificates representing Series Shares;

            (i) the fees and expenses involved in registering and maintaining registrations of the Fund and of its Shares with the Commission, registering the Fund as a broker or dealer, and qualifying its Shares under state securities laws, including the preparation and printing of the

Fund's registration statements and prospectuses for filing under federal and state securities laws for such purposes;

            (j) allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing reports to shareholders in the amount necessary for distribution to the shareholders;

            (k) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business; and

            (l) any expenses assumed by the Series pursuant to a Plan of Distribution adopted in conformity with Rule 12b-1 under the 1940 Act.

      6. Compensation. For the services provided, the Manager will pay the Subadviser a fee, payable monthly, as described on Schedule A.

      7. Seed Money. The Manager agrees that the Subadviser shall not be responsible for providing money for the initial capitalization of the Series.

      8.    Compliance.

            (a) The Subadviser agrees to assist the Manager and the Fund in complying with the Fund's obligations under Rule 38a-1 under the 1940 Act, including but not limited to: (a) periodically providing the Fund with information about, and independent third-party reports on, the Subadviser's compliance program adopted pursuant to Rule 206(4)-7 under the Advisers Act ("Subadviser's Compliance Program"); (b) reporting any material deficiencies in the Subadviser's Compliance Program to the Fund within a reasonable time; and
(c) reporting any material changes to the Subadviser's Compliance Program to the Fund within a reasonable time. The Subadviser understands that the Board of Directors of the Fund is required to approve the Subadviser's Compliance Program on at least an annual basis, and acknowledges that this Agreement is conditioned upon the Board of Directors approval of the Subadviser's Compliance Program.

            (b) The Subadviser agrees that it shall immediately notify the Manager and the Fund: (1) in the event that the Commission, or by another regulatory body, has censured or otherwise penalized the Subadviser; placed limitations upon its activities, functions or operations; suspended or revoked its registration as an investment adviser; or commenced proceedings or an investigation that may result in any of these actions; or (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Subadviser further agrees to notify the Manager and the Fund immediately of any material fact known to the Subadviser respecting or relating to the Subadviser that is not contained in the Registration Statement or prospectus for the Fund, or any amendment or supplement thereto, or of any statement contained therein that becomes untrue in any material respect.

            (c)   The Manager agrees that it shall immediately notify the
Subadviser: (1) in the event that the Commission has censured the Manager or the Fund; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Manager's registration as an investment adviser; or commenced proceedings or an investigation that may result in any of these actions; or (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

      9. Documents. The Manager has delivered to the Subadviser copies of each of the following documents and will deliver to it all future amendments and supplements, if any:

            (a) Articles of Incorporation of the Fund, filed with the State of Maryland (such Articles of Incorporation, as in effect on the date hereof and as amended from time to time, is herein called "Articles of Incorporation");

            (b)   By-Laws of the Fund;

            (c) Certified Resolutions of the Directors of the Fund authorizing the appointment of the Subadviser and approving the form of this Agreement;

            (d) Written Instrument to Establish and Designate Separate Series of Shares;

            (e) Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-lA, as filed with the Commission relating to the Series and the Series' Shares, and all amendments thereto;

            (f) Notification of Registration of the Fund under the 1940 Act on Form N-8A, as filed with the Commission, and all amendments thereto; and

            (g)   Prospectus and Statement of Additional Information of the
Series.

      10. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Subadviser hereby agrees that all records that it maintains for the Series are the property of the Fund, and further agrees to surrender promptly to the Fund any of such records upon the Fund's or the Manager's request; provided, however, that the Subadviser may, at its own expense, make and retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act and to preserve the records required by Rule 204-2 under the Advisers Act for the period specified in the Rule.

      11. Cooperation. Each party to this Agreement agrees to cooperate with each other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the Commission) in connection with any investigation or inquiry relating to this Agreement or the Fund.

      12. Representations Respecting Subadviser. The Manager and the Fund agree that neither the Fund, the Manager, nor affiliated persons of the Fund or the Manager shall, except with the prior permission of the Subadviser, give any information or make any representations or statements in connection with the sale of shares of the Series concerning the Subadviser or the Series other than the information or representations contained in the Registration Statement, Prospectus, or Statement of Additional Information for the Fund shares, as they may be amended or supplemented from time to time, or in reports or proxy statements for the Fund, or in sales literature or other promotional material approved in advance by the Subadviser. The parties agree that, in the event that the Manager or an affiliated person of the Manager sends sales literature or other promotional material to the Subadviser for its approval and the Subadviser has not commented within five (5) days, the Manager and its affiliated persons may use and distribute such sales literature or other promotional material, although, in such event, the Subadviser shall not be deemed to have approved of the contents of such sales literature or other promotional material.

      13. Confidentiality. The Subadviser will treat as proprietary and confidential any information obtained in connection with its duties hereunder, including all records and information pertaining to the Fund and its prior, present or potential shareholders. The Subadviser will not use such information for any purpose other than the performance of its responsibilities and duties hereunder. Such information may not be disclosed except after prior notification to and approval in writing by the Fund or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities.

      14. Control. Notwithstanding any other provision of the Agreement, it is understood and agreed that the Fund shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement, and reserves the right to direct, approve, or disapprove any action hereunder taken on its behalf by the Subadviser.

      15. Liability. Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Fund and the Manager agree that the Subadviser, any affiliated person of the Subadviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls the Subadviser, shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Subadviser's duties, or by reason of reckless disregard of the Subadviser's obligations and duties under this Agreement.

      16.   Indemnification.

            (a) The Manager agrees to indemnify and hold harmless the Subadviser, any affiliated person of the Subadviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls ("controlling person") the Subadviser (all of such persons being referred to as "Subadviser Indemnified Persons") against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Subadviser Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, the Internal Revenue Code, under any other statute, at common law or otherwise, arising out of the Manager's responsibilities to the Fund, which
(1) may be based upon any misfeasance, malfeasance, or nonfeasance by the Manager, any of its employees or representatives or any affiliate of or any person acting on behalf of the Manager, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact supplied by, or which is the responsibility of, the Manager and contained in the Registration Statement or Prospectus covering shares of the Fund or a Series, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the

Manager and was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager or the Fund or to any affiliated person of the Manager by a Subadviser Indemnified Person; provided, however, that in no case shall the indemnity in favor of the Subadviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

            (b) Notwithstanding Section 14 of this Agreement, the Subadviser agrees to indemnify and hold harmless the Manager, any affiliated person of the Manager, and each person, if any, who, within the meaning of Section 15 of the 1933 Act, controls ("controlling person") the Manager (all of such persons being referred to as "Manager Indemnified Persons") against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Manager Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, the Internal Revenue Code, under any other statute, at common law or otherwise, arising out of the Subadviser's responsibilities as Subadviser of the Series, which (1) may be based upon any misfeasance, malfeasance, or nonfeasance by the Subadviser, any of its employees or representatives, or any affiliate of or any person acting on behalf of the Subadviser, (2) may be based upon a failure to comply with Section 2, Paragraph(a) of this Agreement, or (3) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or Prospectus covering the shares of the Fund or a Series, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Subadviser and was required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Manager, the Fund, or any affiliated person of the Manager or Fund by the Subadviser or any affiliated person of the Subadviser; provided, however, that in no case shall the indemnity in favor of a Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

            (c)   The Manager shall not be liable under Paragraph (a) of this
Section 15 with respect to any claim made against a Subadviser Indemnified Person unless such Subadviser Indemnified Person shall have notified the Manager in writing within a reasonable time after the summons, notice, or other first legal process or notice giving information of the nature of the claim shall have been served upon such Subadviser Indemnified Person (or after such Subadviser Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Manager of any such claim shall not relieve the Manager from any liability that it may have to the Subadviser Indemnified Person against whom such action is brought otherwise than on account of this
Section 15. In case any such action is brought against the Subadviser Indemnified Person, the Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Subadviser Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Subadviser Indemnified Person. If the Manager assumes the defense of any such action and the selection of counsel by the Manager to represent both the Manager and the Subadviser Indemnified Person would result in a conflict of interests and, therefore, would not, in the reasonable judgment of the Subadviser Indemnified Person, adequately represent the interests of the Subadviser Indemnified Person, the Manager will, at its own expense, assume the defense with counsel to the Manager and, also at its own expense, with separate counsel to the Subadviser Indemnified Person, which counsel shall be satisfactory to the Manager and to the Subadviser Indemnified Person. The Subadviser Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Manager shall not be liable to the Subadviser Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Subadviser Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Subadviser Indemnified Person if the compromise or settlement results, or may result, in a finding of wrongdoing on the part of the Subadviser Indemnified Person.

            (d)   The Subadviser shall not be liable under Paragraph (b) of this
Section 15 with respect to any claim made against a Manager Indemnified Person unless such Manager Indemnified Person shall have notified the Subadviser in writing within a reasonable time after the summons, notice, or other first legal process or notice giving information of the nature of the claim shall have been served upon such Manager Indemnified Person (or after such Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Subadviser of any such claim shall not relieve the Subadviser from any liability that it may have to the Manager Indemnified Person against whom such action is brought otherwise than on account of this Section
15. In case any such action is brought against the Manager Indemnified Person, the Subadviser will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Manager Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Manager Indemnified Person. If the Subadviser assumes the defense of any such action and the selection of counsel by the Subadviser to represent both the Subadviser and the Manager Indemnified Person would result in a conflict of interests and, therefore, would not, in the reasonable judgment of the Manager Indemnified Person, adequately represent the interests of the Manager Indemnified Person, the Subadviser will, at its own expense, assume the defense with counsel to the Subadviser and, also at its own expense, with separate counsel to the Manager Indemnified Person, which counsel shall be satisfactory to the Subadviser and to the Manager Indemnified Person. The Manager Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Subadviser shall not be liable to the Manager Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Manager Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Subadviser shall not have the right to compromise on or settle the litigation without the prior written consent of the Manager Indemnified Person if the compromise or settlement results, or may result, in a finding of wrongdoing on the part of the Manager Indemnified Person.

      17. Duration and Termination. This Agreement shall become effective on the date first indicated above. Unless terminated as provided herein, the Agreement shall remain in full force and effect for an initial period of two (2) years from the date first indicated above, and continue on an annual basis thereafter with respect to the Series, provided that such continuance is specifically approved each year by (a) the vote of a majority of the entire Board of Directors of the Fund, or by the vote of a majority of the outstanding voting securities (as defined in the 1940

Act) of the Series, and (b) the vote of a majority of those Directors who are not parties to this Agreement or interested persons (as such term is defined in the 1940 Act) of any such party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Manager's recommendation to the Board of Directors of the Fund regarding continuance of this Agreement, during the initial three years of this Agreement, will be based on criteria and conditions set forth in the Fund Transition Agreement executed by the Manager and the Subadviser as of January 11, 2005. The Subadviser shall not provide any services for a Series or receive any fees on account of such Series with respect to which this Agreement is not approved as described in the preceding sentence. However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Series shall be effective to continue this Agreement with respect to the Series notwithstanding (i) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series or (ii) that this agreement has not been approved by the vote of a majority of the outstanding shares of the Fund, unless such approval shall be required by any other applicable law or otherwise. Notwithstanding the foregoing, this Agreement may be terminated for each or any Series hereunder: (a) by the Manager at any time without penalty, upon sixty
(60) days' written notice to the Subadviser and the Fund; (b) at any time without payment of any penalty by the Fund, upon the vote of a majority of the Fund's Board of Directors or a majority of the outstanding voting securities of each Series, upon sixty (60) days' written notice to the Manager and the Subadviser; or (c) by the Subadviser at any time without penalty, upon sixty
(60) days' written notice to the Manager and the Fund. In the event of termination for any reason, all records of each Series for which the Agreement is terminated shall promptly be returned to the Manager or the Fund, free from any claim or retention of rights in such record by the Subadviser; provided, however, that the Subadviser may, at its own expense, make and retain a copy of such records. The Agreement shall automatically terminate in the event of its assignment (as such term is described in the 1940 Act) or in the event the Investment Management Agreement between the Adviser and the Fund is assigned or terminates for any other reason. In the event this Agreement is terminated or is not approved in the manner described above, the Sections numbered 2(f), 10, 11, 12, 14, 15, and 18 of this Agreement shall remain in effect, as well as any applicable provision of this Section 16.

      18. Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by an affirmative vote of (i) the holders of a majority of the outstanding voting securities of the Series, and (ii) the Directors of the Fund, including a majority of the Directors of the Fund who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

      19.   Use of Name.

            (a) It is understood that the name MainStay or any derivative thereof or logo associated with that name is the valuable property of the Manager and/or its affiliates, and that the Subadviser has the right to use such name (or derivative or logo) only with the approval of the Manager and only so long as the Manager is Manager to the Fund and/or the Series. Upon termination of the Management Agreement between the Fund and the Manager, the Subadviser shall forthwith cease to use such name (or derivative or logo).

            (b) It is understood that the names Winslow, Winslow Capital Management, or any derivative thereof or logo associated with those names, are the valuable property of the Subadviser and its affiliates and that the Fund and/or the Series have the right to use such names (or derivative or logo) in offering materials of the Fund with the approval of the Subadviser and for so long as the Subadviser is a Subadviser to the Fund and/or the Series. Upon termination of this Agreement, the Fund shall forthwith cease to use such names (or derivative or logo).

      20. Amended and Restated Articles of Incorporation. A copy of the Amended and Restated Articles of Incorporation for the Fund is on file with the Secretary of The Commonwealth of Massachusetts. The Amended and Restated Declaration of Trust has been executed on behalf of the Trust by the Trustees of the Trust in their capacity as Trustees of the Trust and not individually. The obligations of this Agreement shall be binding upon the assets and property of the Trust and shall not be binding upon any Trustee, officer, or shareholder of the Trust individually.

      21. Proxies. The Manager has provided the Subadviser a copy of the Manager's Proxy Voting Policy, setting forth the policy that proxies be voted for the exclusive benefit, and in the best interests, of the Trust. Absent contrary instructions received in writing from the Trust, the Subadviser will vote all proxies solicited by or with respect to the issuers of securities held by the Series, in accordance with applicable fiduciary obligations. The Subadviser shall maintain records concerning how it has voted proxies on behalf of the Trust, and these records shall be available to the Trust upon request.

      22. Notice. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at NYLIM Center, 169 Lackawanna Avenue, Parsippany, New Jersey 07054, Attention: President; or (2) to the Subadviser at 4720 IDS Tower, 80 South Eighth Street, Minneapolis, Minnesota 55402.

      23.   Miscellaneous.

            (a) This Agreement shall be governed by the laws of the State of New York, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the Commission thereunder. The term "affiliate" or "affiliated person" as used in this Agreement shall mean "affiliated person" as defined in Section 2(a)(3) of the 1940 Act.

            (b) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

            (c) To the extent permitted under Section 15 of this Agreement, this Agreement may only be assigned by any party with the prior written consent of the other parties.

            (d) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.

            (e) Nothing herein shall be construed as constituting the Subadviser as an agent of the Manager, or constituting the Manager as an agent of the Subadviser.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.

                                                NEW YORK LIFE INVESTMENT
                                                MANAGEMENT LLC

Attest: _________________________               By: ____________________________
Name:   Anna Jerstrom                           Name: Brian Murdock
Title:  Second Vice President                   Title: President

                                                WINSLOW CAPITAL MANAGEMENT, INC.

Attest: __________________________              By: ____________________________
Name:   Jean A. Baillon                         Name: Clark J. Winslow
Title:  Managing Director                       Title: Chief Executive Officer

                                   SCHEDULE A

1.    Subadviser shall provide services for the following series of the Fund:

      -     MainStay VP Growth Portfolio

2.    Subadviser shall be paid:

      0.40% of the average daily net asset value of all Subadviser-serviced investment company assets managed by the Manager, including series of the Fund, up to $250 million;

      0.35% of the average daily net asset value of all Subadviser-serviced investment company assets managed by the Manager, including series of the Fund, from $250 million to $500 million;

      0.30% of the average daily net asset value of all Subadviser-serviced investment company assets managed by the Manager, including series of the Fund, from $500 million to $750 million;

      0.25% of the average daily net asset value of all Subadviser-serviced investment company assets managed by the Manager, including series of the Fund, from $750 million to $1 billion; and

      0.20% of the average daily net asset value of all Subadviser-serviced investment company assets managed by the Manager, including series of the Fund, in excess of $1 billion.

                                    EXHIBIT B

                      ADDITIONAL INFORMATION ABOUT WINSLOW

The name and title of the directors and principal executive officer(s) of Winslow are shown below. The address of the directors and principal executive officer(s) of Winslow is 4720 IDS Tower, 80 South Eighth Street, Minneapolis, Minnesota -----.

NAME                          TITLE
----                          -----
Clark J. Winslow              Chief Executive Officer
Justin H. Kelly               Managing Director
R. Bart Wear                  Managing Director
Jean A. Baillon               Managing Director


                             NET ASSETS                  FEE RATE (AS A % OF AVERAGE DAILY
FUND                  AS OF SEPTEMBER 30, 2005                      NET ASSETS)
----                  ------------------------          ----------------------------------

MainStay Large-Cap
  Growth Fund            $294 million                  0.40% of the average daily net asset value of all
                                                       Winslow-serviced investment company assets
                                                       managed by NYLIM, including series of the Fund,
                                                       up to $250 million;

                                                       0.35% of the average daily net asset value of all
                                                       Winslow-serviced investment company assets
                                                       managed by NYLIM, including series of the
                                                       Fund, from $250 million to $500 million;

                                                       0.30% of the average daily net asset value of all
                                                       Winslow-serviced investment company assets
                                                       managed by NYLIM, including series of the
                                                       Fund, from $500 million to $750 million;

                                                       0.25% of the average daily net asset value of all
                                                       Winslow-serviced investment company assets
                                                       managed by NYLIM, including series of the
                                                       Fund, from $750 million to $1 billion; and

                                                       0.20% of the average daily net asset value of all
                                                       Winslow-serviced investment company assets
                                                       managed by NYLIM, including series of the
                                                       Fund, in excess of $1 billion.

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT


                                        YOUR PROXY VOTE IS IMPORTANT!

                                        AND NOW YOU CAN VOTE YOUR PROXY ON THE
                                        PHONE OR THE INTERNET.

                                        IT SAVES MONEY! TELEPHONE AND INTERNET
                                        VOTING SAVES POSTAGE COSTS. SAVINGS
                                        WHICH CAN HELP MINIMIZE EXPENSES.

                                        IT SAVES TIME! TELEPHONE AND INTERNET
                                        VOTING IS INSTANTANEOUS - 24 HOURS A
                                        DAY.

                                        IT'S EASY! JUST FOLLOW THESE SIMPLE
                                        STEPS:

                                        1. READ YOUR PROXY STATEMENT AND HAVE IT
                                        AT HAND.

                                        2. CALL TOLL-FREE 1-866-241-6192, OR GO
                                        TO WEBSITE:
                                        HTTPS://VOTE.PROXY-DIRECT.COM

                                        3. FOLLOW THE RECORDED OR ON-SCREEN
                                        DIRECTIONS.

                                        4. DO NOT MAIL YOUR PROXY CARD WHEN YOU
                                        VOTE BY PHONE, OR INTERNET.



                  Please detach at perforation before mailing.





PROXY                      MAINSTAY VP SERIES FUND, INC.                  PROXY
   FOR THE SPECIAL MEETING OF SHAREHOLDERS OF THE MAINSTAY VP GROWTH PORTFOLIO
                         TO BE HELD ON DECEMBER 15, 2005

The undersigned contract owner of the Mainstay VP Growth Portfolio (the "Portfolio"), a series of Mainstay VP Series Fund, Inc. (the "Fund"), hereby constitutes and appoints Robert A. Anselmi, Jeffrey J. Gaboury and Marguerite E.
H. Morrison, or any one of them, as proxy of the undersigned, with full power of substitution, to vote all shares of the Portfolio held in his or her name on the books of the Portfolio and which he or she is entitled to vote at the Special Meeting of shareholders of the Portfolio, to be held at the offices of New York Life Investment Management LLC, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 on December 15, 2005, beginning at 11:00 a.m. Eastern time, and at any adjournments or postponements of the Special Meeting, with all the powers that the undersigned would possess if personally present, as designated on the reverse hereof. The undersigned hereby revokes any prior proxy, and ratifies and confirms all that the proxies, or any one of them, may lawfully do. The undersigned acknowledges receipt of the Notice of the Special Meeting of shareholders of the Portfolio and the Proxy Statement dated October 14, 2005. The undersigned hereby instructs the said proxies to vote in accordance with the instructions provided below with respect to the Proposal. The undersigned understands that if he or she does not provide an instruction, that the proxies will vote his or her shares in favor of the Proposal. The proxies will also vote on any other matter that may arise at the Special Meeting according to their best judgment.

                            VOTE VIA THE TELEPHONE: 1-866-241-6192
                            VOTE VIA THE INTERNET: HTTPS://VOTE.PROXY-DIRECT.COM 999 9999 9999 999


                            NOTE: Please sign exactly as your name appears on the account. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please provide full title as such. If a corporation, please sign in full corporate name by president or other authorized officer and if a partnership, please sign in full partnership name by authorized person.



                            ----------------------------------------------------
                            Signature




                            ----------------------------------------------------
                            Signature (if held jointly)


                            ----------------------------------------------------
                            Date                                   NYL_15803

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT







                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY






                  Please detach at perforation before mailing.






THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE FUND, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE CONTRACT OWNER. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSAL.

Unless a contrary direction is indicated, the shares represented by this proxy will be voted FOR approval of the Proposal; if specific instructions are indicated, this proxy will be voted in accordance with such instructions.

PLEASE MARK VOTES AS IN THIS EXAMPLE: [X]


                                                                                FOR           AGAINST        ABSTAIN
1.  To approve a new Sub-Advisory Agreement between New York                    [ ]             [ ]             [ ]
    Life Investment Management LLC and Winslow Capital Management, Inc.
    ("Winslow") to appoint Winslow as the sub-adviser to the Portfolio.




Your proxy is important whether or not you plan to attend the Special Meeting in person. You may revoke this proxy at any time and the giving of it will not affect your right to attend the Special Meeting and vote in person.

                                    NYL_15803